(24) OTHER PAYABLES	12 Months Ended
Dec. 31, 2019
Other Payables [Abstract]
OTHER PAYABLES

 (24)  OTHER PAYABLES

	Current		Noncurrent
	Dec 31, 2019	Dec 31, 2018	Dec 31, 2019	Dec 31, 2018
Consumers and concessionaires	114,610	93,612	183,938	47,831
Energy efficiency program - PEE	230,451	183,225	89,522	120,563
Research & Development - P&D	93,658	110,495	125,111	72,941
EPE/FNDCT/PROCEL (*)	49,275	38,052	-	-
Reversion fund	1,712	1,712	12,615	14,327
Advances	234,556	197,470	43,263	48,724
Tariff discounts - CDE	76,632	96,819	-	-
Provision for socio-environmental costs and asset retirement obligation	24,485	22,489	203,844	110,261
Payroll	18,004	15,674	-	-
Profit sharing	98,713	95,502	29,631	20,575
Collections agreement	93,740	85,018	-	-
Business combination	7,901	7,598	-	-
Others	50,533	31,630	71,406	40,174
Total	1,094,269	979,296	759,331	475,396

(*)  EPE – Energy Research Company;

      FNDCT - National Fund for Scientific Development;

      PROCEL - National Electricity Conservation Program.

Consumers and concessionaires: refer to liabilities with consumers in connection with overpayments and adjustments of billing to be offset or returned to consumers as well the participation of consumers in the “Programa de Universalização” program. In noncurrent, this refers mainly to the transfer of PIS and COFINS to consumers (Note 8) and to spot market electricity (CCEE) related to ANEEL Order No. 288.

Research & Development and Energy Efficiency Programs: the subsidiaries recognized liabilities relating to amounts already billed in tariffs (1% of net operating revenue), but not yet invested in the research & development and energy efficiency programs. These amounts are subject to adjustment for SELIC rate, through the date of their realization.

Advances: refer mainly to advances from customers in relation to advance billing by the subsidiary CPFL Renováveis, before the energy or service has actually been provided or delivered.

Provision for socio environmental costs and asset retirement: refers mainly to provisions recognized by the subsidiary CPFL Renováveis in relation to socio environmental licenses as a result of events that have already occurred and obligations to remove assets arising from contractual and legal requirements related to leasing of land on which the wind farms are located. Such costs are accrued against property, plant and equipment and will be depreciated over the remaining useful life of the asset. These provisions are made based on estimates and assumptions related to discount rates, the expected cost for demobilization and removal at the end of the authorization period for these plants. These costs may differ from what may be incurred by the Company. The real discount rate used to calculate the present value was 3.22%, based on government bond rates with a similar maturity date until the end of the authorizations.

Tariff discounts – CDE: refers to the difference between the tariff discount granted to consumers and the amounts received via the CDE.

Profit sharing: mainly comprised by:

(i)   in accordance with a collective labor agreement, the Group introduced an employee profit-sharing program, based on the achievement of operating and financial targets previously established;

(ii)  Long-Term Incentive Program: refers to the Long-Term Incentive Plan for the Group’s Executives, approved by the Board of Directors, which consists in an incentive in financial resources based on salary multiples and that are driven by the company’s results and average performance in the three fiscal years after each concession.